UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: July 25, 2011

Citizens South Banking Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-23971	54-2069979
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS. Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina	28054-4040
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 704-868-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 8.01	Other Events
Citizens South Banking Corporation included a Quarterly Financial Highlights table as part of Exhibit 99.1 to the Current Report that it filed with the Securities and Exchange Commission on July 25, 2011.  A revised Quarterly Financial Highlights table which provides corrected balances and corresponding ratios for total nonperforming covered and non-covered loans and assets for the quarter ended June 30, 2011, is attached as Exhibit 99.1 to this report.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable

(d)	Exhibits

99.1        Amended Quarterly Financial Highlights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CITIZENS SOUTH BANKING CORPORATION

DATE: August 11, 2011	By:	/s/ Kim S. Price
Kim S. Price
President and Chief Executive Officer

	By:	/s/ Gary F. Hoskins
Gary F. Hoskins
Chief Financial Officer